Exhibit 10.1

Loan Number: 1019791

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 16, 2020, by and among PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUBIN each individually, a “Borrower” and collectively, the “Borrower”), each of the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(b) (the “Lenders”), and the Administrative Agent have entered into that certain Credit Agreement, dated as of August 11, 2020, as amended by the First Amendment to Credit Agreement dated as of September 30, 2020 (the “Existing Bridge Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Existing Bridge Credit Agreement to (i) increase the Term Loan Commitments by $25,000,000, and (ii) permit the Borrower to draw the entire unfunded amount of the Commitments on the date hereof, in each case subject to the terms and conditions contained herein (the Existing Bridge Credit Agreement, as amended pursuant to this Amendment and as hereafter further amended, restated, supplemented or otherwise modified from time to time, the “Bridge Credit Agreement”); and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1 Amendment to Bridge Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Existing Bridge Credit Agreement is amended as follows:

(a) Section 1.1 of the Existing Bridge Credit Agreement is amended by adding the following defined terms thereto in alphabetical order:

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of October 16, 2020, among the Borrower, the Lenders and the Administrative Agent.

“Second Amendment Effective Date” means October 16, 2020.

(b) Section 2.2(a)(iii) of the Existing Bridge Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) On the Second Amendment Effective Date, each of the Lenders agrees to fund Term Loans in an amount equal to the entire unfunded portion of its Term Loan Commitment. The proceeds of such Term Loans will be disbursed directly into a blocked and restricted account established by the Borrower with the Administrative Agent, in the Borrower’s name, under sole dominion and control of the Administrative Agent (such account, the “Cash Collateral Account”). The Administrative Agent shall disburse funds on deposit in the Cash Collateral Account in the same manner, and subject to the same terms and conditions, as disbursements of Term Loans, provided, however, that each such disbursement will be in an aggregate principal amount not to exceed (A) the sum of the aggregate Budgeted

Loan Number: 1019791

Disbursement Amounts plus the aggregate Budgeted Restructuring Related Amounts plus the aggregate amount set forth across from the line-item in the Loan Budget then in effect titled “Total Debt Service,” in each case for the week following the proposed borrowing date in accordance with the Loan Budget then in effect multiplied by (B) 120% (or, in the case of this subclause (B), such larger amount as is otherwise approved by the Administrative Agent). Notwithstanding the foregoing, the Borrower shall only be permitted to a disbursement from the Cash Collateral Account when Borrower’s unrestricted cash and cash equivalents (without giving effect to cash on deposit in the Cash Collateral Account) is equal to or less than $12,500,000. The Borrower grants to the Administrative Agent a first priority security interest in the Cash Collateral Account and all deposits at any time contained therein and the proceeds thereof and will take all actions reasonably necessary to maintain in favor of Administrative Agent a perfected first priority security interest in the Cash Collateral Account. The Borrower may not in any way alter or modify the Cash Collateral Account. The Administrative Agent will have the sole right to make withdrawals from the Cash Collateral Account in accordance with this Section 2.2(a)(iii) and all costs and expenses for establishing and maintaining the Cash Collateral Account will be paid by the Borrower.”

(c) Schedule I of the Existing Bridge Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

Section 2 Increase in Term Loan Commitments. Upon the effectiveness of this Amendment, each of the Lenders identified below as an “Increasing Lender” (each an “Increasing Lender”) has agreed, subject to the terms and conditions of this Amendment, to increase its Term Loan Commitment by the amount (as applicable to each Increasing Lender, the “Increased Commitment Amount”), set forth below:

Increasing Lender	Increased Commitment Amount

Wells Fargo Bank, National Association	$25,000,000

Total	$25,000,000

Section 3 Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent, each of the Increasing Lenders and the Requisite Lenders;

(b) a Guarantor Acknowledgement substantially in the form of Annex A attached hereto, executed by each Guarantor;

(c) confirmation that the Cash Collateral Account has been opened;

(d) a replacement Disbursement Instruction Agreement duly executed by the Borrower, directing all unfunded Term Loan Commitments to be disbursed into the Cash Collateral Account on the Second Amendment Effective Date;

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Loan Number: 1019791

(e) payment by the Borrower to the Administrative Agent, for the ratable benefit of each Increasing Lender, an upfront fee equal to twenty-five basis points (0.25%) multiplied by such Increasing Lender’s Increased Commitment Amount;

(f) a modification endorsement to the title insurance policy for each of the Properties set forth on Schedule 1 attached hereto insuring the continued enforceability of the applicable Mortgage and first priority of the Lien created under the applicable Mortgage free of any other Liens except for Permitted Liens, and, with respect to the title insurance policy affecting the Property known as Jacksonville Mall, increasing the insured amount thereunder by the aggregate amount of the Increased Commitment Amounts, with all title premiums and other charges (including recording costs) having been paid;

(g) each Lender shall have completed its internal flood compliance requirements;

(h) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower, each other Loan Party of all corporate, partnership, member or other necessary action taken by each such Loan Party to authorize the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party;

(i) evidence that all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including, without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid; and

(j) with respect to each Mortgaged Property set forth on Schedule 1 attached hereto, duly executed and delivered modifications to each Mortgage, to the extent reasonably required by the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, which shall upon this Amendment becoming effective be submitted for recordation in the appropriate county recorder’s office, and all applicable fees and taxes (including any documentary stamp taxes and mortgage recording taxes), if any, shall have been paid in connection therewith.

Section 4 Representations. Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize, execute and deliver this Amendment and the other Loan Documents to which such Borrower is a party and being executed and delivered in connection with this Amendment (together with this Amendment, collectively the “Amendment Documents”) and to perform its obligations under the Amendment Documents and under the Existing Bridge Credit Agreement, as amended by this Amendment, in accordance with their respective terms. Each Amendment Document has been duly executed and delivered by a duly authorized signatory of each Borrower or a general partner of such Borrower, as applicable and the Amendment Documents and the Existing Bridge Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of each Borrower and are enforceable against such Persons in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained in the Amendment Documents or in the Bridge Credit Agreement may be limited by equitable principles generally.

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Loan Number: 1019791

(b) Compliance with Laws, etc. The execution and delivery by each Borrower of the Amendment Documents and the performance by each Borrower of the Amendment Documents and the Existing Bridge Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii) result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c) No Default. As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 5 Reaffirmation of Representations. Each Borrower hereby certifies that as of the date hereof the representations and warranties made or deemed made by such Borrower to the Administrative Agent and the Lenders in the Existing Bridge Credit Agreement and the other Loan Documents to which the Parent or such Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation and warranty is true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case, such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents; provided, that the representation in Section 6.1(l) of the Existing Revolving Credit Agreement, incorporated by reference in the Bridge Credit Agreement, shall be deemed to be qualified by the information disclosed in writing to the Administrative Agent and in the Borrower’s reports filed or furnished with the Securities Exchange Commission, in each case, on or before the effective date of this Amendment.

Section 6 Release of Claims.

(a) Each of the Borrower and the Parent hereby ratifies, reaffirms and acknowledges that the Loan Documents and this Amendment represent their valid, enforceable and collectible obligations, and that they have no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto. Each of the Borrower and the Parent hereby acknowledges and agrees that, through the date hereof, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrower, the Parent and Guarantor in connection with the Loans. Each of the Borrower and the Parent hereby releases Administrative Agent, Lenders, and their respective parent corporations, subsidiaries and affiliates, any holder of or participant in a Loan, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “Released Parties”), from any and all claims, liabilities, damages, actions and causes of action of every nature or character (collectively, the “Claims”), known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, relating to the Loans, the administration of the Loans, the Bridge Credit Agreement, any of the other Loan Documents or the modifications described in this Amendment.

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Loan Number: 1019791

(b) In entering into this Amendment, each of the Borrower and the Parent has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 6 shall survive the termination of the Bridge Credit Agreement, the other Loan Documents, and the payment in full of the Obligations under the Bridge Credit Agreement.

Section 7 Certain References. Each reference to the Bridge Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Existing Bridge Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 8 Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9 Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10 GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 11 Effect. Except as expressly herein amended, the terms and conditions of the Existing Bridge Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated. The Existing Bridge Credit Agreement, as amended hereby, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Bridge Credit Agreement or any other Loan Document.

Section 12 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 13 Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Bridge Credit Agreement.

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Loan Number: 1019791

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

	By:	/s/ Andrew Ioannou
	Name:	Name: Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT-RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Name: Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Andrew Ioannou
Name:	Name: Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continue on Following Page]

Loan Number: 1019791

[Signature Page to Second Amendment to Credit Agreement

with PREIT Associates, L.P. et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Ryan Sansavera
Name:	Ryan Sansavera
Title:	Senior Vice President

[Signatures Continue on Following Page]

Loan Number: 1019791

[Signature Page to Second Amendment to Credit Agreement

with PREIT Associates, L.P. et al.]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adrienne Bain
Name:	Adrienne Bain
Title:	Authorized Signer

[Signatures Continue on Following Page]

Loan Number: 1019791

[Signature Page to Second Amendment to Credit Agreement

with PREIT Associates, L.P. et al.]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shari L. Reams-Henofer
Name:	Shari L. Reams-Henofer
Title:	Senior Vice President

Loan Number: 1019791

ANNEX A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of October 16, 2020 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (collectively, the “Lenders”).

WHEREAS, PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation, PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUIBN each individually, a “Borrower” and collectively, the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of August 11, 2020, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of August 11, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into an Second Amendment to Credit Agreement, dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder. Each Guarantor which is a party to any of the Security Documents hereby reaffirms its continuing obligations under such Security Documents and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of any of the Security Documents, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3. Release of Claims.

Annex A

Loan Number: 1019791

(a) Guarantor hereby ratifies, reaffirms and acknowledges that the Guaranty represents its valid, enforceable and collectible obligations, and that it has no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto. Guarantor hereby acknowledges and agrees that, through the date hereof, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrower, the Parent and Guarantor in connection with the Loans. Guarantor hereby releases the Administrative Agent, Lenders, and their respective parent corporations, subsidiaries and affiliates, any holder of or participant in a Loan, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “Released Parties”), from any and all claims, liabilities, damages, actions and causes of action of every nature or character (collectively, the “Claims”), known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, relating to the Loans, the Guaranty, the administration of the Loans, the Credit Agreement, any of the other Loan Documents or the modifications described in the Amendment.

(b) In entering into this Acknowledgement, the Guarantor has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 3 shall survive the termination of the Credit Agreement, the other Loan Documents, and the payment in full of the Obligations under the Credit Agreement.

Section 4. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures Appear on Following Page]

Annex A

Loan Number: 1019791

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

“GUARANTORS”

PR CHERRY HILL OFFICE GP, LLC
By:	PREIT Associates, L.P., sole member
BALA CYNWYD ASSOCIATES, L.P.
By:	PR Cherry Hill Office GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR MOORESTOWN ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN LIMITED PARTNERSHIP
By:	PR Moorestown LLC, general partner
	By:	PREIT Associates, L.P., sole member
MOORESTOWN MALL LLC
By:	PR Moorestown Limited Partnership, sole member
	By:	PR Moorestown LLC, general partner
		By:	PREIT Associates, L.P., sole member
PLYMOUTH GROUND ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member
PLYMOUTH GROUND ASSOCIATES LP
By:	Plymouth Ground Associates LLC, general partner
	By:		PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH LLC
By:	PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH, L.P.
By:	PR AEKI Plymouth LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR BVM, LLC
By:	PREIT Associates, L.P., sole member
PR CUMBERLAND OUTPARCEL LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW OP-DSG/CEC, LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN ANCHOR-L&T, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019791

PR EXTON LLC
By:	PREIT Associates, L.P., sole member
PR EXTON LIMITED PARTNERSHIP
By:	PR Exton LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL GP, LLC
By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL HOLDINGS, LP
By:	PR Exton Outparcel GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL LIMITED PARTNERSHIP
By:	PR Exton Outparcel GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
XGP LLC
By:	PR Exton Limited Partnership, sole member
	By:	PR Exton LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR EXTON SQUARE PROPERTY L.P.
By:	XGP LLC, general partner
	By:	PR Exton Limited Partnership, sole member
		By:	PR Exton LLC, general partner
			By:	PREIT Associates, L.P., sole member
PR FIN DELAWARE, LLC
By:	PREIT Associates, L.P., sole member
PR FINANCING II LLC
By:	PREIT Associates, L.P., sole member
PR FINANCING I LLC
By:	PREIT Associates, L.P., member and
	By:	PR Financing II LLC, member
		By:	PREIT Associates, L.P., sole member
PR FINANCING LIMITED PARTNERSHIP,
By:	PR Financing I LLC, general partner
	By:	PREIT Associates, L.P., member and
	By:	PR Financing II LLC, member
		By:	PREIT Associates, L.P., sole member
PR GAINESVILLE LLC
By:	PREIT Associates, L.P., sole member
PR GAINESVILLE LIMITED PARTNERSHIP
By:	PR Gainesville LLC, general partner
	By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019791

PR GV LLC
By:	PREIT Associates, L.P., sole member
PR GV LP
By:	PR GV LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PRINCE GEORGE’S PLAZA LLC
By:	PREIT Associates, L.P., sole member
PR HYATTSVILLE LLC
By:	PR Prince George’s Plaza LLC, sole member
	By:	PREIT Associates, L.P., sole member
PR JK LLC
By:	PREIT Associates, L.P., sole member
PR JACKSONVILLE LLC
By:	PREIT Associates, L.P. member and
	By:	PR JK LLC, member
By:	PREIT Associates, L.P., sole member
PR JACKSONVILLE LIMITED PARTNERSHIP
By:	PR Jacksonville LLC, general partner
	By:	PREIT Associates, L.P., member and
	By:	PR JK LLC, member
		By:	PREIT Associates, sole member
PR MAGNOLIA LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-S, LLC
By:	PREIT Associates, L.P., sole member
PR WOODLAND ANCHOR-S, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019791

PR PLYMOUTH ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH ANCHOR-M, L.P.
By:	PR Plymouth Anchor-M, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING ASSOCIATES PC LP
By:	PR PM PC Associates LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LIMITED PARTNERSHIP
By:	PR Plymouth Meeting LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LP
By:	PR PM PC Associates LLC, general partner
	By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019791

PR SPRINGFIELD TOWN CENTER LLC
	By:	PREIT Associates, L.P., sole member
PR SWEDES SQUARE LLC
	By:	PREIT Associates, L.P., sole member
PR TP LLC
	By:	PREIT Associates, L.P., sole member
PR TP LP
	By:	PR TP LLC, general partner
		By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M, LLC
	By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M LIMITED PARTNERSHIP
	By:	PR Valley Anchor-M, LLC, general partner
		By:	PREIT Associates, L.P., sole member
PR VALLEY LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY LIMITED PARTNERSHIP
By:	PR Valley LLC, its general partner
	By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M, LLC
	By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M LIMITED PARTNERSHIP
	By:	PR Valley View Anchor-M, LLC, its general partner
		By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019791

PR SUNRISE OUTPARCEL 2, LLC
PR VALLEY SOLAR LLC

By:	PREIT – RUBIN, Inc., sole member

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT – RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT – RUBIN OP, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, and Assistant Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019791

PR CAPITAL CITY LIMITED PARTNERSHIP
By:	PR Capital City LLC, general partner
	By:	PREIT Associates, L.P., its member
		By:	PR CC II LLC, its member
			By:	PREIT Associates, L.P., its sole member
PR CC LIMITED PARTNERSHIP
By:	PR CC I LLC, general partner
	By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CAPITAL CITY LLC
By:	PREIT Associates, L.P., its member
By:	PR CC II LLC, its member
	By:	PREIT Associates, L.P., its sole member
PR CC I LLC
By:	PREIT Associates, L.P., its member
By:	PR CC II LLC, its member
	By:	PREIT Associates, L.P., its sole member
PR CC II LLC
By:	PREIT Associates, L.P., its sole member

By:	Pennsylvania Real Estate Investment Trust, its general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.
2005 Market Street
Suite 1000
Philadelphia, PA 19103
Attention:	Andrew Ioannou
Telephone:	(215) 875-0700
Telecopy:	(215) 546-7311

Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019791

SCHEDULE I

COMMITMENTS

Term Loan Commitments

Lenders	Term Loan Commitment Amount
Wells Fargo Bank, National Association	$39,234,075.28
PNC Bank, National Association	$9,000,000.00
Citizens Bank, National Association	$5,335,424.72
Manufacturers and Traders Trust Company	$1,430,500.00

TOTAL	$55,000,000.00

Schedule 1

Loan Number: 1019791

SCHEDULE 1

PROPERTIES FOR WHICH MORTGAGE AMENDMENTS AND TITLE ENDORSEMENTS

ARE REQUIRED

1.	Capital City Mall, Camp Hill, Pennsylvania

2.	Exton Square Mall, Exton, Pennsylvania

3.	Plymouth Meeting Mall (excluding Plymouth Commons parcel), Plymouth Meeting, Pennsylvania

4.	Moorestown Mall, Moorestown, New Jersey

5.	One Cherry Hill Plaza, Cherry Hill, New Jersey

6.	Jacksonville Mall, Jacksonville, North Carolina

7.	Magnolia Mall, Florence, South Carolina

8.	Valley View Outparcel, Lacrosse, Wisconsin

Schedule 1